U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2001

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
        (Exact name of small business issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   68-0318293
                      (IRS Employer Identification Number)


                            13351 South Highway 101,
                               Hopland, California
                    (Address of principal executive offices)

                                      95449
                                   (Zip Code)


Registrant's telephone number, including area code: (707) 744-1015

Item 5.  Other Events

     2001 Annual Meeting of Shareholders

     On June 28, 2001, the Company held its 2001 Annual Meeting of Shareholders. At the Annual Meeting, the Company's shareholders approved the following actions:

     1. Acquisition of United Breweries International (UK) Ltd., a British corporation ("UBI"), in a related party transaction, from Inversiones Mirabel, S.A., a Panamanian corporation, in exchange for 5,500,000 shares of the Company's common stock;

     2. Amendment to the Company's Bylaws, increasing the range of authorized directors to between five and nine directors, with the exact number within that range to be set by the Board;

     3. Election of eight directors, to serve on the Board until the next Annual Meeting of Shareholders, including Dr. Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand,
          Jerome G. Merchant, and Yashpal Singh (each of whom was a current Board member), and David Townshend;

     4. Amendment of the Company's 1994 Stock Option Plan to increase the number of options which may be granted under that Plan to 1,000,000;

     5. Adoption of Amended and Restated Articles of Incorporation for the Company, including amendments to the Company's existing Articles which would (a) increase the authorized number of shares of Common Stock from 20,000,000 to 30,000,000 shares, (b) increase the authorized number of shares of Preferred Stock from 2,000,000 to 10,000,000 shares, and (c) authorize the Board of Directors to create and issue one or more series of Preferred Stock which would have voting rights and/or the right to share in the Company's assets in the event of any dissolution or liquidation of the Company; and

     6. Appointment of Moss Adams, LLP, as independent certified accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001

     All of the above Proposals were approved by at least a majority of all of the outstanding shares of the Company's Common Stock, and Proposal No. 5 (amendment of the Articles) was additionally approved by the vote of at least a majority of the outstanding shares of the Company's Preferred Stock. Following the Annual Meeting, the Company's Board of Directors voted to authorize consummation of the Share Purchase Agreement with Inversiones Mirabel, S.A., and the Company anticipates that the acquisition will be completed in the near future. A copy of the Share Purchase Agreement, as approved by the shareholders and Board of Directors, is incorporated by reference herein as Exhibit 2.1.

     An appropriate Certificate has been filed on behalf of the Company with the Office of the California Secretary of State, amending and restating the Company's Articles of Incorporation as approved by the Company's shareholders. A copy of the Amended and Restated Articles, as approved by the shareholders, is incorporated by reference herein as Exhibit 3.1.

Item 7.  Exhibits

Exhibit
No.                                 Description
---                                 -----------

2.1 Share Purchase Agreement among Inversiones Mirabel, S.A., Mendocino Brewing Company, Inc., and Golden Eagle Trust, dated November 3, 2000.

3.1 Amended and Restated Articles of Incorporation of Mendocino Brewing Company, Inc.


                                   SIGNATURES

     Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MENDOCINO BREWING COMPANY, INC.
                                                   (Registrant)


Date:  July 31,  2001               By:  /s/ N. Mahadevan
                                         --------------------------------------
                                               N. Mahadevan, Secretary and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description                              Sequentially
                                                                      Numbered
                                                                        Page


2.1 Share Purchase Agreement among Inversiones Mirabel, S.A., Mendocino Brewing Company, Inc., and Golden Eagle Trust, dated November 3, 2000*

3.1 Amended and Restated Articles of Incorporation of Mendocino Brewing Company, Inc.**

----------
* Previously filed as Supplement A to the Company's Proxy Statement, dated as of May 11, 2001, for its 2001 Annual Meeting of Shareholders, and by this reference incorporated herein.

** Previously filed as Supplement G to the Company's Proxy Statement, dated as of May 11, 2001, for its 2001 Annual Meeting of Shareholders, and by this reference incorporated herein.